MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1998-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of November 13, 1998 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


  Collection Period Ending                                   NOVEMBER 30, 1999
  Determination Date                                         DECEMBER 8, 1999
  Distribution Date                                          DECEMBER 15, 1999

  Class A Accumulation Period ("Y" or "N")?                         N
  Class B Accumulation Period ("Y" or "N")?                         N
  Early Amortization Period ("Y" or "N")?                           N
  Class B Investor Amount paid in full ("Y" or "N")?                N


  MASTER TRUST INFORMATION

  Receivables

  1.   The aggregate amount of Receivables less all Receivables
       in Charged-Off Accounts as of the end of the last day of
       the Collection Period was equal to:                                           $  1,678,493,629.34

  2.   The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (not including
       reduction for Discount Receivables) was equal to:                             $  1,637,531,646.22

  3.   The average Discount Percentage for the Collection Period:                                  2.00%

  4.   The aggregate amount of Discount Option Receivables as of
       the end of the last day of the Collection Period was equal to:                $     32,750,632.92

  5.   The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (including
       reduction for Discount Receivables) was equal to:                             $  1,604,781,013.30

  6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
       increase for Discount Receivables) was equal to:                              $     40,961,983.12

  7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
       increase for Discount Receivables) was equal to:                              $     73,712,616.04

  8.   The average amount of Receivables for the Collection
       Period was equal to:
       a. Average Principal Receivables                                              $  1,595,096,642.43
       b. Average Total Receivables                                                  $  1,667,099,512.12

  9.   The Transferor Amount as of the end of the last day of the
        Collection Period:                                                           $     14,781,013.30

  10.  Minimum Transferor Amount required as of end of last day of
       Collection Period:                                                            $              0.00

  11.  The aggregate amount of Principal Charge-Offs for the
       Collection Period was equal to:                                               $     12,537,982.20

  12.  The aggregate amount of Finance Charge Charge-Offs
       for the Collection Period was equal to:                                       $      2,516,454.31

  13.  The Excess Funding Account Balance as of the end of the
       last day of the Collection Period                                             $              0.00


  Collections

  14.  The aggregate amount of Principal Collections for the
       Collection Period was equal to:
       a.)  Collection of Principal Receivables:                                     $    127,192,365.50
       b.)  Recoveries:                                                                     3,694,888.39
       c.)  Discount Receivable Collections:                                         $     (2,543,847.31)
                                                                                     -------------------
       d.) Total Principal Receivable Collections:                                   $    128,343,406.58


  15.  The aggregate amount of Finance Charge Collections for the
       Collection Period was equal to:
       a.)  Collection of Finance Charge Receivables                                 $     32,300,758.52
       b.)  Interchange Amount                                                       $      2,085,835.58
       c.)  Discount Receivable Collections                                          $      2,543,847.31
                                                                                     -------------------
       d.)  Total Finance Charge Receivable Collections                              $     36,930,441.41

  16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
       Account for the Collection Period:                                            $              0.00

  17.  The aggregate amount of Collections processed for the
       Collection Period:                                                            $    165,273,847.99

  Invested Amounts

  18.  The 1997-1 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a. Class A-1 Invested Amount                                                  $     45,000,000.00
       b. Class A-2 Invested Amount                                                  $     45,000,000.00
                                                                                     -------------------
       c. Total                                                                      $     90,000,000.00

  19.  The average amount of the 1997-1 Net Investment for the
       Collection Period was equal to:
       a. Class A-1 Invested Amount                                                  $     45,000,000.00
       b. Class A-2 Invested Amount                                                  $     45,000,000.00
                                                                                     -------------------
       c. Total                                                                      $     90,000,000.00

  20.  The 1997-2 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                   $    603,000,000.00
       b.  Class B                                                                   $    135,000,000.00
       c.  Collateral Indebtedness Interest                                          $     63,000,000.00
       d.  Class D                                                                   $     99,000,000.00
                                                                                     -------------------
       e.  Total                                                                     $    900,000,000.00

  21.  The average amount of the 1997-2 Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                   $    603,000,000.00
       b.  Class B                                                                   $    135,000,000.00
       c.  Collateral Indebtedness Interest                                          $     63,000,000.00
       d.  Class D                                                                   $     99,000,000.00
                                                                                     -------------------
       e.  Total                                                                     $    900,000,000.00


  22.  The 1998-1 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                   $    402,000,000.00
       b.  Class B                                                                   $     90,000,000.00
       c.  Collateralized Trust Obligations                                          $     48,000,000.00
       d.  Class D                                                                   $     60,000,000.00
                                                                                     -------------------
       e.  Total                                                                     $    600,000,000.00

  23.  The average amount of the 1998-1 Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                   $    402,000,000.00
       b.  Class B                                                                   $     90,000,000.00
       c.  Collateralized Trust Obligations                                          $     48,000,000.00
       d.  Class D                                                                   $     60,000,000.00
                                                                                     -------------------
       e.  Total                                                                     $    600,000,000.00

  24.  The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       Collection Period:                                                            $  1,590,000,000.00

  Series 1998-1 Allocation Percentages

  25.  The Fixed Allocation Percentage with respect to the Collection Period:
                     a.  Class A                                                     %              0.00%
                     b.  Class B                                                     %              0.00%
                     c.  Collateralized Trust Obligations                            %              0.00%
                     d.  Class D                                                     %              0.00%
                                                                                     -------------------
                     e.  Series 1998-1 Total                                                        0.00%

  26.  The Floating Allocation Percentage with respect to the Collection Period:
                     a.  Class A                                                     %             25.11%
                     b.  Class B                                                     %              5.62%
                     c.  Collateralized Trust Obligations                            %              3.00%
                     d.  Class D                                                     %              3.75%
                                                                                     -------------------
                     e.  Series 1998-1 Total                                                       37.48%

  Allocation of Collections

  27.  The Series 1998-1 allocation of Collections of Principal
       Receivables for the Collection Period:
                     a.  Class A                                                     $     32,226,124.29
                     b.  Class B                                                     $      7,214,803.94
                     c.  Collateralized Trust Obligations                            $      3,847,895.44
                     d.  Class D                                                     $      4,809,869.30
                                                                                     -------------------
                     e.  Series 1998-1 Total                                         $     48,098,692.96


  28.  The Series 1998-1 allocation of Collections of Finance
       Charge Receivables for the Collection Period:
                     a.  Class A                                                     $      9,272,973.40
                     b.  Class B                                                     $      2,076,038.82
                     c.  Collateralized Trust Obligations                            $      1,107,220.70
                     d.  Class D                                                     $      1,384,025.88
                                                                                     -------------------
                     e.  Series 1998-1 Total                                         $     13,840,258.80

  Portfolio Yield and Delinquencies

  29.  The Portfolio Yield for the  Collection Period:                               %             18.28%

  30.  The 3-month average Portfolio Yield for the three most recent
       Collection Periods:                                                           %             16.26%

  31.  The Base Rate for the Collection Period:                                      %              8.08%

  32.  The 3-month average Base Rate for the three most recent
       Collection Periods:                                                           %              8.06%

  33.  The 3-month average Portfolio Adjusted Yield:                                 %              8.20%

  34.  The amount of Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to any Finance Charge
       Shortfall in such Series for the Collection Period:                           $              0.00

  35.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
       (a) Delinquent 31 to 60 days                                                        39,869,677.79
       (b) Delinquent 61 to 90 days                                                        28,144,368.47
       (c) Delinquent 91 days or more                                                      54,017,442.85

  Determination of Monthly Interest

  36.  Class A Monthly Interest:
                     a.  Class A Monthly Interest                                    $      1,952,212.50
                     b.  Funds allocated and available to pay Class A
                          Monthly Interest for the Collection Period (4.3a)          $      9,272,973.40
                     c.  Class A Interest Shortfall (b less a)                       $              0.00
                     d.  Class A Additional Interest                                 $              0.00

  37.  Class B Monthly Interest:
                     a.  Class B Monthly Interest                                    $        500,812.50
                     b.  Funds allocated and available to pay Class B
                          Monthly Interest for the Collection Period (4.3b)          $      2,076,038.82
                     c.  Class B Interest Shortfall (b less a)                       $              0.00
                     d.  Class B Additional Interest                                 $              0.00

  38.  CTO Monthly Interest and Class D Monthly Interest:
                     a.  CTO/Class D Monthly Interest                                $        588,475.00
                     b.  Funds allocated and available to pay CTO/
                          Class D Monthly Interest for the Collection Period         $      2,491,246.58
                     c.  CTO/Class D Interest Shortfall (b less a)                   $              0.00
                     d.  CTO/Class D Additional Interest                             $              0.00

  Determination of Monthly Principal

  39.  Class A Monthly Principal (pursuant to section 4.4a):
                  (X)a.  Available Principal Collections on deposit in the
                         Collection Account and available for distribution:          $              0.00
                  (Y)a.  Controlled Accumulation Amount                              $              0.00
                     b.  Deficit Controlled Accumulation Amount                                     0.00
                                                                                     -------------------
                     c.  Controlled Deposit Amount (sum a + b)                                      0.00
                  (Z)a.  Class A Invested Amount                                     $    402,000,000.00
       Class A Monthly Principal (the least of x,y,z)                                $              0.00

  40.  Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)
                  (X)a.  Available Principal Collections on deposit in the
                         Collection Account and available for distribution:          $              0.00
                  (Y)a.  Controlled Accumulation Amount                              $              0.00
                     b.  Deficit Controlled Accumulation Amount                      $              0.00
                                                                                     -------------------
                     c.  Controlled Deposit Amount (sum a + b)                       $              0.00
                  (Z)a.  Class B Invested Amount                                     $     90,000,000.00
       Class B Monthly Principal (the least of x,y,z)                                $              0.00

  41.  CTO Monthly Principal
                     a.  pursuant to 4.4c (i) prior to occurrence of
                         Early Amortization or payment in full of the
                         Class B Investor Amount (optional)                          $              0.00
                     b.  pursuant to 4.4c (ii) prior to occurrence of
                         Early Amortization or payment in full of the
                         Class B Investor Amount                                     $              0.00

  Available Funds

  42.  Class A Available Funds
                     a.  Class A Finance Charge allocation                           $      9,272,973.40
                     b.  Prior to Class B Principal Commencement Date, the
                         amount of Principal Funding Investment Proceeds for
                         such prior Collection Period                                $              0.00
                     c.  Any amount of Reserve Account withdrawn and
                         included in Class A Available Funds (section 4.14d)         $              0.00
                     d.  Class A Available Funds (sum a-c)                           $      9,272,973.40

  43.  Class B Available Funds
                     a.  Class B Finance Charge allocation                           $      2,076,038.82
                     b.  On or After Class B Principal Commencement Date, the
                         amount of Principal Funding Investment Proceeds for
                         such prior Collection Period                                $              0.00
                     c.  Any amount of Reserve Account withdrawn and
                         included in Class B Available Funds (section 4.14d)         $              0.00
                     d.  Class B Available Funds (sum a-c)                           $      2,076,038.82

  44.  CTO Available Funds:
                     a.  CTO Finance Charge allocation                               $      1,107,220.70

  45.  Class D Available Funds
                     a.  Class D Finance Charge allocation                           $      1,384,025.88


  Reallocated Principal Collections

  46.  Class D Subordinated Principal Collections (to the extent                     $              0.00
       needed to fund Required Amounts)

  47.  CTO Subordinated Principal Collections (to the extent                         $              0.00
       needed to fund Required Amounts)

  48.  Class B Subordinated Principal Collections (to the extent                     $              0.00
       needed to fund Required Amounts)

  49.  Total Reallocated Principal Collections                                       $              0.00


  Investor Default Amounts

  50.  Class A Investor Default Amount                                               $      3,148,198.91


  51.  Class B Investor Default Amount                                               $        704,820.65


  52.  CTO Investor Default Amount                                                   $        375,904.35


  53.  Class D Investor Default Amount                                               $        469,880.43


  54.  Aggregate Investor Default Amount                                             $      4,698,804.34


  Allocable Amounts for Series 1998-1

  55.  The Allocable Amount for Series 1998-1 as of the end of the
       Collection Period (Inv Default Amt + Series 98-1 Adjust Amt)
            Class A                                                                  $      3,148,198.91
            Class B                                                                  $        704,820.65
            CTO                                                                      $        375,904.35
            Class D                                                                  $        469,880.43
                                                                                     -------------------
       Aggregate Allocable Amount                                                    $      4,698,804.34


  Required Amounts for Series 1998-1

  56.  Class A Required Amount (section 4.5a)
                  (a)  i.  Class A Monthly Interest for current Distribution
                           Date                                                      $      1,952,212.50
                      ii.  Class A Monthly Interest previously due but not
                           paid                                                      $              0.00
                     iii.  Class A Additional Interest for prior Collection Period
                           or previously due but not paid                            $              0.00
                     iv.   Class A Allocable Amount                                  $      3,148,198.91
                      v.   Class A Servicing Fee, including previously due but
                           not paid (if FNANB is no longer Servicer)                 $              0.00
                  (b)      Class A Available Funds                                   $      9,272,973.40
                                                                                     -------------------
                           Class A Required Amount (sum of a-f minus g)              $              0.00

  57.  Class B Required Amount (section 4.5b)
                  (x)  i.  Class B Monthly Interest for current Distribution
                           Date                                                      $        500,812.50
                      ii.  Class B Monthly Interest previously due but not
                           paid                                                      $              0.00
                     iii.  Class B Additional Interest for prior Collection Period
                           or previously due but not paid                            $              0.00
                     iv.   Class B Servicing Fee, including previously due but
                           not paid (if FNANB is no longer Servicer)                 $              0.00
                           Class B Available Funds                                   $      2,076,038.82
                  (y)      Excess of Class B Allocable Amount over
                           funds available to make payments (section 4.8d)           $              0.00
                                                                                     -------------------
                           Class B Required Amount ((sum of i-iv) minus Class B      $              0.00
                           Available funds plus y)

  58.  CTO/Class D Required Amount (section 4.5c)
                  (x)i.  CTO/Class D Monthly Interest for current
                         Distribution date                                           $        588,475.00
                    ii.  CTO/Class D Monthly Interest previously
                         due but not paid                                            $              0.00
                   iii.  CTO/Class D Additional Interest for prior
                         Collection Period or previously due but not paid            $              0.00
                    iv.  CTO/Class D Servicing Fee, including previously due
                         but not paid (if FNANB is no longer Servicer)               $              0.00
                         CTO/Class D Available Funds                                 $      2,491,246.58
                  (y)    Excess of CTO/Class D Allocable Amount
                         amount over funds available to make payments                $              0.00
                         CTO/Class D Required Amount ((sum of i-iv minus
                         CTO/Class D Available Funds plus y)                         $              0.00

  Investor Charge-Offs

  59.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, CTO Invested
       Amount and Class D Invested Amount
                     a.  Class A                                                     $              0.00
                     b.  Class B                                                     $              0.00
                     c.  CTO                                                         $              0.00
                     d.  Class D                                                     $              0.00

  60.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the CTO Invested Amount and Class D
       Invested Amount
                     a.  Class B                                                     $              0.00
                     b.  CTO                                                         $              0.00
                     c.  Class D                                                     $              0.00

  61.  The aggregate amount of CTO Charge-Offs and the reductions in Class D Invested Amount
                     a.  CTO                                                         $              0.00
                     b.  Class D                                                     $              0.00

  Servicing Fee

  62.  Class A Servicing Fee for the Collection Period                               $        670,000.00

  63.  Class B Servicing Fee for the Collection Period                               $        150,000.00

  64.  CTO Servicing Fee for the Collection Period                                   $         80,000.00

  65.  Class D Servicing Fee for the Collection Period                               $        100,000.00

  Enhancement
             (18% of total Invested Amount)
  66.  Required Enhancement Amount
                     a. Invested Amount as of the last day of the Collection
                         Period                                                      $    600,000,000.00
                     b.  Required Enhancement Amount (line a times 18%)              $    108,000,000.00

  67.  Enhancement Surplus
                     a.  Amount on Deposit in the Cash Collateral Account            $              0.00
                     b.  CTO Invested Amount                                         $     48,000,000.00
                     c.  Class D Invested Amount                                     $     60,000,000.00
                     d.  Required Enhancement Amount                                 $    108,000,000.00
                     e.  Enhancement Surplus ((sum of a:c) less d)                   $              0.00
                     f.   Enhancement deficiency, deposit excess Finance
                          Charge to Cash Collateral Account                          $              0.00


  68.  CTO Enhancement
                     a.  Enhancement Percentage                                      %             10.00%
                     b.  Required CTO Enhancement Amount                             $     60,000,000.00
                     c.  Available CTO Enhancement Amount                            $     60,000,000.00

  Reserve Account

  69.  Lowest historical 3-month Portfolio Adjusted Yield
       (must be > 4%, or line 69 will adjust accordingly)                            %              6.65%

  70.  Reserve Account Funding Date (based on line 68)                                    7/17/00

  71.  Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Class A Adjusted Investor Amount)                $              0.00

  72.  Available Reserve Account Amount
                     a.  Amount of deposit in the Reserve Account on the
                          Distribution Date                                          $              0.00
                     b.  Required Reserve Account Amount                             $              0.00
                                                                                     -------------------
                     c.  Available Reserve Account Amount                            $              0.00

  Principal Funding Account

  73.  Principal Funding Account Balance as of prior Distribution Date               $              0.00

  74.  Deposit to the Principal Funding Account on the current
       Distribution Date                                                             $              0.00

  75.  Withdrawal from the Principal Funding Account on the current
       Distribution Date                                                             $              0.00

  76.  Principal Funding Account Balance as of the current
       Distribution Date                                                             $              0.00

  77. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

  Certificate LIBOR Determination

  78.  Certificate LIBOR Determination date for the Collection Period                     11/15/99

  79.  Certificate LIBOR rate for the Collection Period                              %           5.42750%

  80. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

               IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of DECEMBER, 1999.

                                   FIRST NORTH AMERICAN NATIONAL BANK,
                                   as Servicer


                                   By ____________________________________
                                   Name:  Philip J. Dunn
                                   Title: Vice President